Exhibit 99.7

PERSEUS PORTFOLIO

STATEMENTS OF REVENUES AND CERTAIN EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2013 AND
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014 (UNAUDITED)

PERSEUS PORTFOLIO

CONTENTS

Independent Auditors’ Report	1-2

Statements of Revenues and Certain Expenses	3

Notes to Statements of Revenues and Certain Expenses	4-6

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders

Plymouth Industrial REIT, Inc.

Report on the Financial Statement

We have audited the accompanying statement of revenues and certain expenses of the Perseus Portfolio for the year ended December 31, 2013, and the related notes to the statement of revenues and certain expenses.

Management's Responsibility for the Financial Statement

Management is responsible for the preparation and fair presentation of this financial statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the financial statement that is free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statement. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statement.

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We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses, described in Note 2, of the Perseus Portfolio for the year ended December 31, 2013, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

We draw attention to Note 2 to the financial statement, which describes that the accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the U.S. Securities and Exchange Commission and is not intended to be a complete presentation of the Perseus Portfolio’s revenues and expenses. Our opinion is not modified with respect to that matter.

/s/ Marcum LLP

Marcum LLP

Boston, MA

June 6, 2014

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PERSEUS PORTFOLIO

STATEMENTS OF REVENUES AND CERTAIN EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2013 AND
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014 (UNAUDITED)

	Nine Months
	Ended	Year Ended
	September 30, 2014	December 31,
	(Unaudited)	2013

Revenues
Rental revenue	$978,838	$1,305,117
Tenant reimbursements	90,371	226,160
Total revenues	1,069,209	1,531,277

Certain expenses
Property operating expenses	31,599	152,198
Real estate taxes and insurance	58,774	146,125
General and administrative expenses	—	3,479
Total certain expenses	90,373	301,802

Revenues in excess of certain expenses	$978,836	$1,229,475

The accompanying notes are an integral part of the statements of revenues and certain expenses

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PERSEUS PORTFOLIO

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2013 AND
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014 (UNAUDITED)

NOTE 1 - DESCRIPTION OF PORTFOLIO

Perseus Portfolio (the “Portfolio”) consists of one fully-constructed industrial warehouse facility located in Jackson, Tennessee with approximately 638,400 square feet of rentable space. Plymouth Industrial REIT, Inc. (“Company”) acquired the Portfolio on October 31, 2014 from Tower Investments, LLC.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying statements of revenues and certain expenses (“Statements”) include the operations of the Portfolio and have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1993, as amended. Accordingly, the Statements are not representative of the actual operations for the periods presented as revenues and certain expenses, which may not be directly attributable to the revenues and expenses expected to be incurred in the future operations of the Portfolio, have been excluded. Such items include depreciation, amortization, interest expense, interest income and amortization of above- and below-market leases. Management is not aware of any material factors relating to the Portfolio that would cause the reported financial information not to be indicative of future operating results.

INTERIM UNAUDITED INFORMATION

The statement of revenues and certain expenses for the nine month period ended September 30, 2014 is unaudited. In the opinion of the Company, such statement reflects all adjustments necessary for a fair presentation of revenue and certain expenses in accordance with U.S. Securities and Exchange Commission’s Rule 3-14 as described above. All such adjustments are of a normal recurring nature.

USE OF ESTIMATES

The preparation of the Statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting periods. Actual results could differ from these estimates.

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PERSEUS PORTFOLIO

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2013 AND
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014 (UNAUDITED)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

REVENUE RECOGNITION

The Portfolio recognizes rental revenue from tenants on a straight-line basis over the lease terms when collectability is reasonably assured and the tenant has taken possession or controls the physical use of the leased asset.

Tenant reimbursements related to reimbursements of real estate taxes, insurance, and other operating expenses are recognized as revenue in the period the applicable expenses are incurred.

NOTE 3 - MINIMUM FUTURE LEASE RENTALS

There is one lease agreement within the Portfolio to lease space. As of September 30, 2014, the minimum future rentals receivable under non-cancelable operating lease in each of the next five years and thereafter are as follows (unaudited):

Year Ending December 31,	Amount
2014 (three months ending December 31, 2014)	$351,120
2015	1,404,480
2016	1,404,480
2017	1,404,480
2018	1,404,480
Thereafter	1,989,680
Total	$7,958,720

NOTE 4 - TENANT CONCENTRATIONS

As of December 31, 2013 and September 30, 2014, the property is 100% occupied by a single tenant.

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PERSEUS PORTFOLIO

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2013 AND
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014 (UNAUDITED)

NOTE 5 - RELATED PARTY TRANSACTIONS

An affiliate of the previous owner of the Portfolio provided property management services to the Portfolio. The management fee was calculated at 3% of annual rent. Management fees amounted to $34,852 for the year ended December 31, 2013 and $31,599 for the nine months ended September 30, 2014 (unaudited).

NOTE 6 - SUBSEQUENT EVENTS

The Portfolio’s management evaluated subsequent events through June 6, 2014 the date the Statements were available to be issued.

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